SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 10, 2005
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:                     (408) 235-5500

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.
ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 7.01. Regulation FD Disclosure.

     On January 10, 2005, Terayon Communication Systems, Inc. (Terayon) issued a press release announced that it will present an overview of Terayon to investors at the Seventh Annual Needham & Company Growth Conference in New York City on January 13, 2005. The press release is attached as Exhibit 99.1.

     On January 13, 2005, Terayon issued a press release that it plans to report its financial results for the fourth quarter and full year 2004 after market close on Wednesday, February 9, 2005.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Terayon to Present at Seventh Annual Needham Growth Conference on January 13, 2005

Exhibit 99.2	Terayon to Report Fourth Quarter and Full Year 2004 Financial Results on February 9

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
By:	/s/ Jerry Chase
Jerry Chase
Chief Executive Officer

Date: February 7, 2005

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Exhibit Index

Exhibit 99.1	Terayon to Present at Seventh Annual Needham Growth Conference on January 13, 2005

Exhibit 99.2	Terayon to Report Fourth Quarter and Full Year 2004 Financial Results on February 9